FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2018
Statements Line Items
FINANCIAL INSTRUMENTS [Text Block]

5.FINANCIAL INSTRUMENTS

Financial instruments are agreements between two parties that result in promises to pay or receive cash or equity instruments. The carrying values of cash, accounts receivable and accounts payable and accrued liabilities approximate their fair values due to their short term to maturity.

The Company has exposure to the following risks from its use of financial instruments:

•Credit risk;

•Liquidity risk; and

•Market risk.

(a)Credit risk

Credit risk is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to discharge an obligation. Cash are placed with major Canadian and US financial institutions and the Company's concentration of credit risk for cash and maximum exposure thereto is $1,246,244 (2017 - $411,223).

With respect to its accounts receivable, the Company assesses the credit rating of all customers and maintains provisions for potential credit losses, and any such losses to  date have been within management's expectations. The Company's credit risk with  respect to accounts receivable and maximum exposure thereto is $1,224,235 (2017 - $653,445). The Company's concentration of credit risk for accounts receivable with  respect to its significant customers is as follows: Customer A is $271,564 (2017 - $94,114), Customer B is $161,556 (2017 - $78,306) while Customer C is $Nil (2017 -

$150,000) related to expense recovery (Note 14). The Company has provided for an allowance for doubtful accounts amounting to $27,653 at December 31, 2018 (2017 - $82,042).

To reduce the credit risk of accounts receivable, the Company regularly reviews the collectability of the accounts receivable to ensure there is no indication that these amounts will not be fully recoverable.

(b)Liquidity risk

Liquidity risk is the risk that the Company will be unable to meet its financial obligations as they fall due. The Company's approach to managing liquidity risk is to ensure, as far as possible, that it will have sufficient liquid funds to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company's reputation.

At December 31, 2018, the Company has $1,246,244 (2017 - $411,223) of cash to settle current liabilities of $1,312,517 (2017 - $878,699) consisting of the following: trade accounts payable of $1,222,982 (2017 - $833,437) and due to related party balance of $89,535 (2017 - $45,262). All payables are due within a year.

(c)Market risk

The significant market risks to which the Company is exposed are interest rate risk and currency risk.

(i)Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows will fluctuate as a result of changes in market interest rates. The Company is not exposed to significant interest rate risk.

(ii)Currency risk

The Company is exposed to currency risk to the extent expenditures incurred or funds received and balances maintained by the Company are denominated in Canadian dollars ("CAD"). The Company does not manage currency risk through hedging or other currency management tools.

As at December 31, 2018 and 2017, the Company had the following assets denominated in CAD (amounts presented in USD):

	December 31, 2018	December 31, 2017
Cash	$15,666	$15,882
Accounts receivable	46,979	32,976
Accounts payable	(210,555)	(80,000)
	$(147,910)	$(31,142)

Based on the above, assuming all other variables remain constant, a 14% (2018 - 14%) weakening or strengthening of the USD against the CAD would result in approximately $20,700 (2017 - $4,400) foreign exchange loss or gain in the consolidated statements of operations and comprehensive income (loss).